                             LETTER OF TRANSMITTAL

                                   to Tender
                   Outstanding 7 3/4% Senior Notes due 2012

                                      of

                      PLAINS ALL AMERICAN PIPELINE, L.P.
                                      AND
                               PAA FINANCE CORP.

                 Pursuant to the Exchange Offer and Prospectus
                              dated       , 2002

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME, ON         , 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
                        OFFER IS EXTENDED BY THE ISSUERS.

                 The Exchange Agent for the Exchange Offer is:

                      Wachovia Bank, National Association

                           By Overnight Courier and
        By Mail:               By Hand Delivery:            By Facsimile:
     Wachovia Bank,             Wachovia Bank,             (704) 590-7628
  National Association       National Association           (For Eligible
  Customer Information       Customer Information        Institutions Only)
          Center            Center Corporate Trust      Confirm By Telephone:
     Corporate Trust        Operations--NC1153 1525        (704) 590-7409
  Operations--NC1153 1525      West W. T. Harris
     West W. T. Harris            Blvd.--3C3
        Blvd.--3C3         Charlotte, North Carolina
Charlotte, North Carolina         28262-1153
     28288 Attention:         Attention: Tiffany
     Tiffany Williams              Williams
(registered or certified
     mail recommended)

   Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   If you wish to exchange currently outstanding 73/4% senior notes due 2012 (the "outstanding notes") for an equal aggregate principal amount at maturity of new 73/4% senior notes due 2012 pursuant to the exchange offer, you must validly tender (and not withdraw) outstanding notes to the exchange agent prior to the expiration date.

                               -----------------

   The undersigned hereby acknowledges receipt and review of the Prospectus,
dated         , 2002 (the "Prospectus"), of Plains All American Pipeline, L.P.
and PAA Finance Corp. (the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuers' offer (the "Exchange Offer") to exchange their 73/4% Senior Notes due 2012 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of their issued and outstanding 73/4% Senior Notes due 2012 (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

   The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuers shall notify the Exchange Agent and each registered holder of the Outstanding Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

   This Letter of Transmittal is to be used by a holder of Outstanding Notes if Outstanding Notes are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer -- Procedures for Tendering." The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Outstanding Notes that are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Issuers may enforce such agreement against such participant. Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer -- Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

   The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

                          SIGNATURES MUST BE PROVIDED
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   1. The undersigned hereby tenders to the Issuers the Outstanding Notes described in the box entitled "Description of Outstanding Notes Tendered" pursuant to the Issuers' offer of $1,000 principal amount at maturity of New Notes in exchange for each $1,000 principal amount at maturity of the Outstanding Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

   2. The undersigned hereby represents and warrants that it has full authority to tender the Outstanding Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the tender of Outstanding Notes.

   3. The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Issuers as to the terms and conditions set forth in the Prospectus.

   4. The undersigned acknowledge(s) that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corp., SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5,
1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Outstanding Notes exchanged for such New Notes directly from the Issuers to resell pursuant to Rule144A or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act") and any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

   5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

      a. the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

      b. neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

      c. neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

      d. neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Issuers.

   6. The undersigned may, if unable to make all of the representations and warranties contained in Item 5 above and as otherwise permitted in the Registration Rights Agreement (as defined below), elect to have its Outstanding Notes registered in the shelf registration statement described in the Registration Rights Agreement, dated as of September 25, 2002 (the "Registration Rights Agreement"), by and among the Issuers, the Guarantors (as defined therein) and the Initial Purchaser (as defined therein). Such election may be made by checking the box below entitled "Special Registration Instructions." By making such election, the undersigned agrees, as a holder of Outstanding Notes participating in a shelf registration, to indemnify and hold harmless the Issuers, each of the directors of the Issuers, each of the officers of the Issuers who signs such shelf registration statement, each person who controls the Issuers within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each other holder of Outstanding Notes, from and against any and all losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any shelf registration statement or prospectus, or in any supplement thereto or amendment thereof, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in a shelf registration statement, a prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

   7. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

   8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

   9. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

   List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

 Name(s) and Address(es) of Registered Holder(s)
Exactly as Name(s) Appear(s) on Outstanding Notes
           (Please Fill In, If Blank)                   Outstanding Note(s) Tendered
-------------------------------------------------------------------------------------------
                                                             Aggregate Principal
                                                                   Amount        Principal
                                                  Registered   Represented by      Amount
                                                  Number(s)* Outstanding Note(s) Tendered**
                                                  -----------------------------------------
                                                  -----------------------------------------
                                                  -----------------------------------------
                                                  -----------------------------------------
                                                  -----------------------------------------

*  Need not be completed by book-entry holders
** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

METHOD OF DELIVERY

[_] Check here if tendered Outstanding Notes are enclosed herewith.

[_] Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

[_] Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

Name(s) of Registered Holder(s): _______________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Window Ticket Number (if available):____________________________________________

Name of Eligible Institution that guaranteed delivery: _________________________

Account Number (If delivered by book-entry transfer): __________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 5 and 6)

 To be completed only (i) if Outstanding Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Outstanding Notes to:

 Name: _________________________________________________________________________
                                (Type or Print)

 Address: ______________________________________________________________________

 _______________________________________________________________________________
                                  (ZIP Code)

 _______________________________________________________________________________
                (Tax Identification or Social Security Number)
                        (Complete Substitute Form W-9)

                Credit Unexchanged Outstanding Notes Delivered
                   by Book-Entry Transfer to the Book-Entry
                      Transfer Facility Set Forth Below:

 _______________________________________________________________________________

                         Book-entry Transfer Facility
                                Account Number:

 _______________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 5 and 6)

 To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

 Mail [_]      Issue [_] (check appropriate boxes)

 Name:__________________________________________________________________________
                                (Type or Print)

 Address: ______________________________________________________________________

 _______________________________________________________________________________
                                  (ZIP Code)

 _______________________________________________________________________________
                (Tax Identification or Social Security Number)

                       SPECIAL REGISTRATION INSTRUCTIONS

    To be completed ONLY if (i)the undersigned satisfies the conditions set forth in Item 6 above, (ii)the undersigned elects to register its Outstanding Notes in the shelf registration statement described in the Registration Rights Agreement and (iii)the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 above. (See Item 6.)

[_] By checking this box, the undersigned hereby (i)represents that it is unable to make all of the representations and warranties set forth in Item 5 above, (ii)elects to have its Outstanding Notes registered pursuant to the shelf registration statement described in the Registration Rights Agreement and (iii)agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.

                      SPECIAL BROKER-DEALER INSTRUCTIONS

[_] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto

 Name: _________________________________________________________________________
                                (Please Print)

 Address: ______________________________________________________________________
                             (Including Zip Code)

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
            OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (Complete Accompanying Substitute Form W-9)


  Signature(s) of Registered Holders of Outstanding Notes: ____________________

 _______________________________________________________________________________

 Dated: ________________________________________________________________________

    (The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

 Name: _________________________________________________________________________
                                (Please Print)
 Capacity: _____________________________________________________________________

 Address: ______________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone Number: _______________________________________________

              SIGNATURE GUARANTEE (If Required by Instruction 5)
       Certain Signatures Must be Guaranteed by an Eligible Institution

 _______________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signatures)

 _______________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

 _______________________________________________________________________________
                            (Authorized Signature)

 _______________________________________________________________________________
                                (Printed Name)

 _______________________________________________________________________________
                                    (Title)

 Dated: ______________________

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of This Letter of Transmittal and Outstanding Notes or Book-Entry Confirmations.

   All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date.

   The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Issuers.

2. Guaranteed Delivery Procedures.

   Holders who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution (as defined in the Prospectus) setting forth the name and address of the tendering holder, the name(s), in which the Outstanding Notes are registered and the certificate number(s) of the Outstanding Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, such Outstanding Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Outstanding Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuers may, at their option, reject the tender.

   Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. See "Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

3. Tender by Holder.

   Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders.

   Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and New Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding
Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

   If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to act must be submitted with this Letter of Transmittal.

   Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

   No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Outstanding Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Registration Instructions" has been completed, or (ii) such Outstanding Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. Special Registration and Delivery Instructions.

   Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   Tax law requires that a holder of any Outstanding Notes that are accepted for exchange must provide the Issuers (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Issuers are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

   The Issuers reserve the right in their sole discretion to take whatever steps necessary to comply with the Issuers' obligations regarding backup withholding.

7. Validity of Tenders.

   All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by the Issuers, in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Outstanding Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuers, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

8. Waiver of Conditions.

   The Issuers reserve the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus or in this Letter of Transmittal.

9. No Conditional Tender.

   No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

10. Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

   Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. Request for Assistance or Additional Copies.

   Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12. Withdrawal.

   Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

 SUBSTITUTE                PLEASE PROVIDE YOUR TIN    Part I -- Social Security
                           IN THE BOX AT RIGHT AND    Number OR Employer
 Form W-9                  CERTIFY BY SIGNING AND     Identification Number
                           DATING BELOW
 Department of the
 Treasury                  __________________________ __________________________
 Internal Revenue Service  Name                        (If awaiting TIN, Write
                                                           "Applied For")
 Payer's Request for       __________________________ __________________________
 Taxpayer                  Business Name
 Identification Number     Please check appropriate   Part II -- For Payees
 (TIN)                     box                        exempt from backup
                           [_] Individual/Sole        withholding, see the
                           Proprietor [_] Corporation enclosed Guidelines for
                           [_] Partnership [_] Other  Certification of Taxpayer
                                                      Identification Number on
                           __________________________ Substitute Form W-9,
                           Address                    check the Exempt box
                                                      below, and complete the
                           __________________________ Substitute Form W-9.
                           City, State, Zip Code
                                                      Exempt [_]

                                                      __________________________
                                                      Part III

                                                      Awaiting TIN [_]

                                                      Please complete the
                                                      Certificate of Awaiting
                                                      Taxpayer Number below.

 Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
 Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)
________________________________________________________________________________

 SIGNATURE:_______________________________  DATE:_______________________________

NOTE:      IF YOU ARE A UNITED STATES HOLDER, FAILURE TO COMPLETE AND RETURN
        THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 SIGNATURE:______________________________   DATE:_______________________________